Zacks Market Neutral Fund

Investor Class Shares – ZMNVX

Institutional Class Shares – ZMNIX

A series of Investment Managers Series Trust

Supplement dated June 27, 2019, to the

Summary Prospectus dated April 8, 2019.

Effective July 1, 2019 (the “Effective Date”), Benjamin L. Zacks will no longer serve as a portfolio manager to the Zacks Market Neutral Fund (the “Fund”). Accordingly, as of the Effective Date, all references in the Summary Prospectus to Benjamin L. Zacks are hereby deleted in their entirety. Mitch E. Zacks will continue to serve as the portfolio manager of the Fund.

Please file this Supplement with your records.